Exhibit 21.1

Jurisdiction
Name of Entity	Incorporation/Formation
0842463 B.C. Ltd.	British Columbia
1-800-Pack-Rat, LLC	Delaware
1329409 Ontario Inc.	Ontario
2M Investments, L.L.C.	Utah
3368084 Canada Inc.	Canada
635952 Ontario Inc.	Ontario
Acaverde S.A. de C.V.	Mexico
Acaverde Servicios, S.A. de C.V.	Mexico
Advanced Environmental Technical Services, L.L.C.	Delaware
Akron Regional Landfill, Inc.	Delaware
Alabama Waste Disposal Solutions, L.L.C.	Alabama
Alliance Sanitary Landfill, Inc.	Pennsylvania
Alpharetta Transfer Station, LLC	Georgia
American Landfill, Inc.	Ohio
Anderson Landfill, Inc.	Delaware
Antelope Valley Recycling and Disposal Facility, Inc.	California
Arden Landfill, Inc.	Pennsylvania
Atlantic Waste Disposal, Inc.	Delaware
Automated Salvage Transport Co., L.L.C.	Delaware
Auxiwaste Services SA	France
Avalon South, LLC	Delaware
Avalon Southwest, Inc.	Delaware
Azusa Land Reclamation, Inc.	California
B&B Landfill, Inc.	Delaware
Barre Landfill Gas Associates, L.P.	Delaware
Beecher Development Company	Illinois
Bestan Inc.	Quebec
Big Dipper Enterprises, Inc.	North Dakota
Bluegrass Containment, L.L.C.	Delaware
Burnsville Sanitary Landfill, Inc.	Minnesota
C.I.D. Landfill, Inc.	New York
CA Newco, L.L.C.	Delaware
Cal Sierra Disposal	California
California Asbestos Monofill, Inc.	California
Canadian Waste Services Holdings Inc.	Ontario
Capital Sanitation Company	Nevada
Capitol Disposal, Inc.	Alaska
Carolina Grading, Inc.	South Carolina
Cedar Ridge Landfill, Inc.	Delaware
Central Disposal Systems, Inc.	Iowa
Chadwick Road Landfill, Inc.	Georgia
Chambers Clearview Environmental Landfill, Inc.	Mississippi
Chambers Development Company, Inc.	Delaware
Chambers Development of Ohio, Inc.	Ohio
Chambers of Georgia, Inc.	Delaware
Chambers of Mississippi, Inc.	Mississippi
Chemical Waste Management of Indiana, L.L.C.	Delaware
Chemical Waste Management of the Northwest, Inc.	Washington
Chemical Waste Management, Inc.	Delaware
Chesser Island Road Landfill, Inc.	Georgia

Jurisdiction
Name of Entity	Incorporation/Formation
City Environmental Services, Inc. of Waters	Michigan
City Environmental, Inc.	Delaware
Cleburne Landfill Company Corp.	Alabama
Coast Waste Management, Inc.	California
Connecticut Valley Sanitary Waste Disposal, Inc.	Massachusetts
Conservation Services, Inc.	Colorado
Continental Waste Industries Arizona, Inc.	New Jersey
Coshocton Landfill, Inc.	Ohio
Cougar Landfill, Inc.	Texas
Countryside Landfill, Inc.	Illinois
CR Group, LLC	Utah
Cuyahoga Landfill, Inc.	Delaware
CWM Chemical Services, L.L.C.	Delaware
Dafter Sanitary Landfill, Inc.	Michigan
Dauphin Meadows, Inc.	Pennsylvania
Deep Valley Landfill, Inc.	Delaware
Deer Track Park Landfill, Inc.	Delaware
Del Almo Landfill, L.L.C.	Delaware
Delaware Recyclable Products, Inc.	Delaware
Dickinson Landfill, Inc.	Delaware
Disposal Service, Incorporated	West Virginia
DLA Investments, Inc.	Florida
Doctor Bramblett Road, LLC	Georgia
Downtown Diversion Inc.	California
E.C. Waste, Inc.	Puerto Rico
Earthmovers Landfill, L.L.C.	Delaware
East Liverpool Landfill, Inc.	Ohio
Eastern One Land Corporation	Delaware
Eco-Vista, LLC	Arkansas
eCycling Services, L.L.C.	Delaware
El Coqui Landfill Company, Inc.	Puerto Rico
El Coqui Waste Disposal, Inc.	Delaware
ELDA Landfill, Inc.	Delaware
Elk River Landfill, Inc.	Minnesota
Envirofil of Illinois, Inc.	Illinois
Evergreen Landfill, Inc.	Delaware
Evergreen Recycling and Disposal Facility, Inc.	Delaware
Feather River Disposal, Inc.	California
G.I. Industries	Utah
GA Landfills, Inc.	Delaware
Gallia Landfill, Inc.	Delaware
Garick, LLC	Delaware
Garnet of Maryland, Inc.	Maryland
Gartran, L.L.C.	Ohio
Gateway Transfer Station, LLC	Georgia
Georgia Waste Systems, Inc.	Georgia
Gestion Des Rebuts D.M.P. Inc.	Quebec
Giordano Recycling, L.L.C.	Delaware
Glades Landfill, LLC	Florida
Glen’s Sanitary Landfill, Inc.	Michigan
Grand Central Sanitary Landfill, Inc.	Pennsylvania
Greenbow, LLC	Alabama

Jurisdiction
Name of Entity	Incorporation/Formation
Grupo WMX, S.A. De C.V.	Mexico
Guadalupe Mines Mutual Water Company	California
Guadalupe Rubbish Disposal Co., Inc.	California
Guam Resource Recovery Partners, L.P.	Delaware
Harris Sanitation, Inc.	Florida
Harwood Landfill, Inc.	Maryland
Hedco Landfill Limited	England
High Mountain Fuels LLC	Delaware
Hillsboro Landfill Inc.	Oregon
Holyoke Sanitary Landfill, Inc.	Massachusetts
IN Landfills, L.L.C.	Delaware
Jahner Sanitation, Inc.	North Dakota
Jay County Landfill, L.L.C.	Delaware
JFS (UK) Limited	England
K and W Landfill Inc.	Michigan
Keene Road Landfill, Inc.	Florida
Kelly Run Sanitation, Inc.	Pennsylvania
Key Disposal Ltd.	British Columbia
King George Landfill Properties, LLC	Virginia
King George Landfill, Inc.	Virginia
Lakeville Recycling, L.P.	Delaware
Land Reclamation Company, Inc.	Delaware
Land South Holdings, LLC	Delaware
Landfill Services of Charleston, Inc.	West Virginia
Laurel Highlands Landfill, Inc.	Pennsylvania
LCS Services, Inc.	West Virginia
Liberty Landfill, L.L.C.	Delaware
Liberty Lane West Owners’ Association	New Hampshire
Liquid Waste Management, Inc.	California
Longleaf C&D Disposal Facility, Inc.	Florida
Longmont Landfill, L.L.C.	Delaware
Looney Bins, Inc.	California
M.S.T.S., Inc.	Delaware
Mahoning Landfill, Inc.	Ohio
Mass Gravel Inc.	Massachusetts
Mc Ginnes Industrial Maintenance Corporation	Texas
McDaniel Landfill, Inc.	North Dakota
McGill Landfill, Inc.	Michigan
Meadowfill Landfill, Inc.	Delaware
Michigan Environs, Inc.	Michigan
Midwest One Land Corporation	Delaware
Modern-Mallard Energy, LLC	Delaware
Modesto Garbage Co., Inc.	California
Moor Refuse, Inc.	California
Mountain High Medical Disposal Services, Inc.	Utah
Mountain Indemnity Insurance Company	Vermont
Mountainview Landfill, Inc. (MD)	Maryland
Mountainview Landfill, Inc. (UT)	Utah
Nassau Landfill, L.L.C.	Delaware
National Guaranty Insurance Company of Vermont	Vermont
New England CR L.L.C.	Delaware
New Milford Connecticut Farms, LLC	Delaware

Jurisdiction
Name of Entity	Incorporation/Formation
New Milford Landfill, L.L.C.	Delaware
New Orleans Landfill, L.L.C.	Delaware
NH/VT Energy Recovery Corporation	New Hampshire
North Manatee Recycling and Disposal Facility, L.L.C.	Florida
Northwestern Landfill, Inc.	Delaware
Nu-Way Live Oak Reclamation, Inc.	Delaware
Oakridge Landfill, Inc.	South Carolina
Oakwood Landfill, Inc.	South Carolina
Okeechobee Landfill, Inc.	Florida
Ozark Ridge Landfill, Inc.	Arkansas
P & R Environmental Industries, L.L.C.	North Carolina
Pacific Waste Management L.L.C.	Delaware
Palo Alto Sanitation Company	California
Pappy, Inc.	Maryland
Peltz H.C., LLC	Wisconsin
Pen-Rob, Inc.	Arizona
Penuelas Valley Landfill, Inc.	Puerto Rico
People’s Landfill, Inc.	Delaware
Peterson Demolition, Inc.	Minnesota
Phoenix Resources, Inc.	Pennsylvania
Pine Grove Landfill, Inc. (PA)	Pennsylvania
Pine Tree Acres, Inc.	Michigan
PPP Corporation	Delaware
Pulaski Grading, L.L.C.	Delaware
Quail Hollow Landfill, Inc.	Delaware
Questquill Limited	United Kingdom
R & B Landfill, Inc.	Georgia
RAA Colorado, L.L.C.	Colorado
RAA Trucking, LLC	Wisconsin
RCI Hudson, Inc.	Massachusetts
Recycle America Co., L.L.C.	Delaware
Recycle America Holdings, Inc.	Delaware
Redwood Landfill, Inc.	Delaware
Refuse Services, Inc.	Florida
Refuse, Inc.	Nevada
Reliable Landfill, L.L.C.	Delaware
Remote Landfill Services, Inc.	Tennessee
Reno Disposal Co.	Nevada
Resco Holdings L.L.C.	Delaware
Resource Control Composting, Inc.	Massachusetts
Resource Control, Inc.	Massachusetts
Richland County Landfill, Inc.	South Carolina
Riverbend Landfill Co.	Oregon
RTS Landfill, Inc.	Delaware
Rust Engineering & Construction Inc.	Delaware
Rust Engineering (Thailand) Ltd	Thailand
Rust International Inc.	Delaware
S & J Landfill Limited Partnership	Texas
S & S Grading, Inc.	West Virginia
S. V. Farming Corp.	New Jersey
S4 Columbia Ridge Recovery, LLC	Delaware
S4 Energy Chambers Recovery, LLC	Delaware

Jurisdiction
Name of Entity	Incorporation/Formation
S4 Energy Solutions, LLC	Delaware
Sanifill de Mexico (US), Inc.	Delaware
Sanifill de Mexico, S.A. de C.V.	Mexico
SC Holdings, Inc.	Pennsylvania
Serubam Servicos Urbanos E Ambientais Ltda	Brazil
SES Bridgeport L.L.C.	Delaware
Shade Landfill, Inc.	Delaware
Sierra Estrella Landfill, Inc.	Arizona
Southern Alleghenies Landfill, Inc.	Pennsylvania
Southern One Land Corporation	Delaware
Southern Waste Services, L.L.C.	Delaware
Spruce Ridge, Inc.	Minnesota
Stony Hollow Landfill, Inc.	Delaware
Suburban Landfill, Inc.	Delaware
Texarkana Landfill, L.L.C.	Delaware
Texas Pack Rat — Austin #1 LLC	Texas
Texas Pack Rat — Dallas #1 LLC	Texas
Texas Pack Rat — Houston #1 LLC	Texas
Texas Pack Rat — Houston #2 LLC	Texas
Texas Pack Rat — Houston #3 LLC	Texas
Texas Pack Rat — San Antonio #1 LLC	Texas
Texas Pack Rat Service Company LLC	Texas
The Peltz Group, LLC	Wisconsin
The Trashmasters Waste and Recycling Services, Inc.	Oregon
The Waste Management Charitable Foundation	Delaware
The Woodlands of Van Buren, Inc.	Delaware
Thermal Remediation Solutions, L.L.C.	Oregon
TN’T Sands, Inc.	South Carolina
Trail Ridge Landfill, Inc.	Delaware
Transamerican Waste Central Landfill, Inc.	Delaware
Trash Hunters, Inc.	Mississippi
TrashCo Inc.	Delaware
Tri-County Sanitary Landfill, L.L.C.	Delaware
TX Newco, L.L.C.	Delaware
United Waste Systems Leasing, Inc.	Michigan
United Waste Systems of Gardner, Inc.	Massachusetts
USA South Hills Landfill, Inc.	Pennsylvania
USA Valley Facility, Inc.	Delaware
USA Waste Geneva Landfill, Inc.	Delaware
USA Waste Landfill Operations and Transfer, Inc.	Texas
USA Waste of California, Inc.	Delaware
USA Waste of Pennsylvania, LLC	Delaware
USA Waste of Texas Landfills, Inc.	Delaware
USA Waste of Virginia Landfills, Inc.	Delaware
USA Waste Services of NYC, Inc.	Delaware
USA Waste-Management Resources, LLC	New York
USA-Crinc, L.L.C.	Delaware
UWS Barre, Inc.	Massachusetts
Valley Garbage and Rubbish Company, Inc.	California
Vern’s Refuse Service, Inc.	North Dakota
Vickery Environmental, Inc.	Ohio
Vista Landfill, LLC	Florida

Jurisdiction
Name of Entity	Incorporation/Formation
Voyageur Disposal Processing, Inc.	Minnesota
Warner Company	Delaware
Waste Away Group, Inc.	Alabama
Waste Management Arizona Landfills, Inc.	Delaware
Waste Management Buckeye, L.L.C.	Delaware
Waste Management Collection and Recycling, Inc.	California
Waste Management Disposal Services of Colorado, Inc.	Colorado
Waste Management Disposal Services of Maine, Inc.	Maine
Waste Management Disposal Services of Maryland, Inc.	Maryland
Waste Management Disposal Services of Massachusetts, Inc.	Massachusetts
Waste Management Disposal Services of Oregon, Inc.	Delaware
Waste Management Disposal Services of Pennsylvania, Inc.	Pennsylvania
Waste Management Disposal Services of Virginia, Inc.	Delaware
Waste Management Holdings, Inc.	Delaware
Waste Management Inc. of Florida	Florida
Waste Management Indycoke, L.L.C.	Delaware
Waste Management International, Inc.	Delaware
Waste Management Municipal Services of California, Inc.	California
Waste Management National Services, Inc.	Delaware
Waste Management New England Environmental Transport, Inc.	Delaware
Waste Management of Alameda County, Inc.	California
Waste Management of Alaska, Inc.	Delaware
Waste Management of Arizona, Inc.	California
Waste Management of Arkansas, Inc.	Delaware
Waste Management of California, Inc.	California
Waste Management of Canada Corporation	Ontario
Waste Management of Carolinas, Inc.	North Carolina
Waste Management of Colorado, Inc.	Colorado
Waste Management of Connecticut, Inc.	Delaware
Waste Management of Delaware, Inc.	Delaware
Waste Management of Fairless, L.L.C.	Delaware
Waste Management of Five Oaks Recycling and Disposal Facility, Inc.	Delaware
Waste Management of Georgia, Inc.	Georgia
Waste Management of Hawaii, Inc.	Delaware
Waste Management of Idaho, Inc.	Idaho
Waste Management of Illinois, Inc.	Delaware
Waste Management of Indiana Holdings One, Inc.	Delaware
Waste Management of Indiana Holdings Two, Inc.	Delaware
Waste Management of Indiana, L.L.C.	Delaware
Waste Management of Iowa, Inc.	Iowa
Waste Management of Kansas, Inc.	Kansas
Waste Management of Kentucky Holdings, Inc.	Delaware
Waste Management of Kentucky, L.L.C.	Delaware
Waste Management of Leon County, Inc.	Florida
Waste Management of Londonderry, Inc.	Delaware
Waste Management of Louisiana Holdings One, Inc.	Delaware
Waste Management of Louisiana, L.L.C.	Delaware
Waste Management of Maine, Inc.	Maine
Waste Management of Maryland, Inc.	Maryland
Waste Management of Massachusetts, Inc.	Massachusetts
Waste Management of Metro Atlanta, Inc.	Georgia
Waste Management of Michigan, Inc.	Michigan

Jurisdiction
Name of Entity	Incorporation/Formation
Waste Management of Minnesota, Inc.	Minnesota
Waste Management of Mississippi, Inc.	Mississippi
Waste Management of Missouri, Inc.	Delaware
Waste Management of Montana, Inc.	Delaware
Waste Management of Nebraska, Inc.	Delaware
Waste Management of Nevada, Inc.	Nevada
Waste Management of New Hampshire, Inc.	Connecticut
Waste Management of New Jersey, Inc.	Delaware
Waste Management of New Mexico, Inc.	New Mexico
Waste Management of New York, L.L.C.	Delaware
Waste Management of North Dakota, Inc.	Delaware
Waste Management of Ohio, Inc.	Ohio
Waste Management of Oklahoma, Inc.	Oklahoma
Waste Management of Oregon, Inc.	Oregon
Waste Management of Pennsylvania Gas Recovery, L.L.C.	Delaware
Waste Management of Pennsylvania, Inc.	Pennsylvania
Waste Management of Plainfield, L.L.C.	Delaware
Waste Management of Rhode Island, Inc.	Delaware
Waste Management of South Carolina, Inc.	South Carolina
Waste Management of South Dakota, Inc.	South Dakota
Waste Management of Texas Holdings, Inc.	Delaware
Waste Management of Texas, Inc.	Texas
Waste Management of Tunica Landfill, Inc.	Mississippi
Waste Management of Utah, Inc.	Utah
Waste Management of Virginia, Inc.	Virginia
Waste Management of Washington, Inc.	Delaware
Waste Management of West Virginia, Inc.	Delaware
Waste Management of Wisconsin, Inc.	Wisconsin
Waste Management of Wyoming, Inc.	Delaware
Waste Management Partners, Inc.	Delaware
Waste Management Recycling and Disposal Services of California, Inc.	California
Waste Management Recycling of New Jersey, L.L.C.	Delaware
Waste Management Service Center, Inc.	Delaware
Waste Management, Inc. of Tennessee	Tennessee
Waste Resources of Tennessee, Inc.	Tennessee
Waste Services of Kentucky, L.L.C.	Delaware
Waste to Energy Holdings, Inc.	Delaware
Wastech Inc.	Nevada
WESI Baltimore Inc.	Delaware
WESI Capital Inc.	Delaware
WESI Peekskill Inc.	Delaware
WESI Westchester Inc.	Delaware
Westchester Resco Associates, L.P.	Delaware
Western One Land Corporation	Delaware
Western Waste Industries	California
Western Waste of Texas, L.L.C.	Delaware
Wheelabrator Baltimore L.L.C.	Delaware
Wheelabrator Baltimore, L.P.	Maryland
Wheelabrator Bridgeport, L.P.	Delaware
Wheelabrator Cedar Creek Inc.	Delaware
Wheelabrator Chambers Inc.	Delaware
Wheelabrator China Holdings, Limited	Hong Kong

Jurisdiction
Name of Entity	Incorporation/Formation
Wheelabrator Claremont Company, L.P.	Delaware
Wheelabrator Claremont Inc.	Delaware
Wheelabrator Concord Company, L.P.	Delaware
Wheelabrator Concord Inc.	Delaware
Wheelabrator Connecticut Inc.	Delaware
Wheelabrator Culm Services Inc.	Delaware
Wheelabrator Environmental Systems Inc.	Delaware
Wheelabrator Environmental Technologies Consulting (Shanghai) Co., Ltd.	People’s Republic Of China
Wheelabrator Falls Inc.	Delaware
Wheelabrator Frackville Energy Company Inc.	Delaware
Wheelabrator Frackville Properties Inc.	Delaware
Wheelabrator Frederick Inc.	Delaware
Wheelabrator Fuel Services Inc.	Delaware
Wheelabrator Gloucester Company, L.P.	New Jersey
Wheelabrator Gloucester Inc.	Delaware
Wheelabrator Guam Inc.	Delaware
Wheelabrator Hudson Falls L.L.C.	Delaware
Wheelabrator Lassen Inc.	Delaware
Wheelabrator Lisbon Inc.	Delaware
Wheelabrator McKay Bay Inc.	Florida
Wheelabrator Millbury Inc.	Delaware
Wheelabrator New Hampshire Inc.	Delaware
Wheelabrator New Jersey Inc.	Delaware
Wheelabrator NHC Inc.	Delaware
Wheelabrator North Andover Inc.	Delaware
Wheelabrator North Broward Inc.	Delaware
Wheelabrator Norwalk Energy Company Inc.	Delaware
Wheelabrator Penacook Inc.	Delaware
Wheelabrator Pinellas Inc.	Delaware
Wheelabrator Portsmouth Inc.	Delaware
Wheelabrator Putnam Inc.	Delaware
Wheelabrator Ridge Energy Inc.	Delaware
Wheelabrator Saugus Inc.	Delaware
Wheelabrator Shasta Energy Company Inc.	Delaware
Wheelabrator Sherman Energy Company, G.P.	Maine
Wheelabrator Sherman Station L.L.C.	Delaware
Wheelabrator Sherman Station One Inc.	Delaware
Wheelabrator South Broward Inc.	Delaware
Wheelabrator Spokane Inc.	Delaware
Wheelabrator Technologies Inc.	Delaware
Wheelabrator Technologies International Inc.	Delaware
Wheelabrator Westchester, L.P.	Delaware
White Lake Landfill, Inc.	Michigan
Williams Landfill, L.L.C.	Delaware
Willow Oak Landfill, LLC	Georgia
WM Arizona Operations, L.L.C.	Delaware
WM Asphalt Products, LLC	Delaware
WM Bagco, LLC	Delaware
WM Conversion Energy, LLC	Delaware
WM Conversion Fund, LLC	Delaware
WM Corporate Services, Inc.	Delaware
WM Curbside, LLC	Delaware

Jurisdiction
Name of Entity	Incorporation/Formation
WM Emergency Employee Support Fund, Inc.	Delaware
WM Energy Resources, Inc.	Delaware
WM Energy Solutions, Inc.	Delaware
WM Green Squad, LLC	Delaware
WM GreenOps, LLC	Delaware
WM GTL, Inc.	Delaware
WM GTL, LLC	Delaware
WM Healthcare Solutions, Inc.	Delaware
WM Illinois Renewable Energy, L.L.C.	Delaware
WM International Holdings, Inc.	Delaware
WM International Services (UK) Limited	England
WM LampTracker, Inc.	Delaware
WM Landfills of Ohio, Inc.	Delaware
WM Landfills of Tennessee, Inc.	Delaware
WM Leasing of Arizona, L.L.C.	Delaware
WM Leasing of Texas, L.P.	Delaware
WM LNG, Inc.	Delaware
WM Mercury Waste, Inc.	Delaware
WM Middle Tennessee Environmental Center, L.L.C.	Delaware
WM Mobile Bay Environmental Center, Inc.	Delaware
WM Nevada Renewable Energy, L.L.C.	Delaware
WM of Texas, L.L.C.	Delaware
WM Organic Growth, Inc.	Delaware
WM PA Holdings, LLC	Delaware
WM Pack-Rat of California, LLC	Delaware
WM Pack-Rat of Illinois, LLC	Delaware
WM Pack-Rat of Kentucky, LLC	Delaware
WM Pack-Rat of Maryland, LLC	Delaware
WM Pack-Rat of Massachusetts, LLC	Delaware
WM Pack-Rat of Michigan, LLC	Delaware
WM Pack-Rat of Nevada, LLC	Delaware
WM Pack-Rat of Ohio, LLC	Delaware
WM Pack-Rat of Rhode Island, LLC	Delaware
WM Pack-Rat, LLC	Delaware
WM Partnership Holdings, Inc.	Delaware
WM Phoenix Energy Resources, LLC	Delaware
WM Quebec Inc.	Canada
WM RA Canada Inc.	Ontario
WM Recycle America, L.L.C.	Delaware
WM Recycle Europe, L.L.C.	Delaware
WM Refined Coal, LLC	Delaware
WM Renewable Energy, L.L.C.	Delaware
WM Resource Recovery & Recycling Center, Inc.	Delaware
WM Resources, Inc.	Pennsylvania
WM Safety Services, L.L.C.	Delaware
WM Security Services, Inc.	Delaware
WM Services SA	Argentina
WM Storage II, Inc.	Delaware
WM Storage, Inc.	Delaware
WM Texas Pack Rat, LLC	Delaware
WM Trash Monitor Plus, L.L.C.	Delaware
WM TX Energy Resources, LLC	Delaware

Jurisdiction
Name of Entity	Incorporation/Formation
WM WY Energy Resources II, LLC	Delaware
WM WY Energy Resources III, LLC	Delaware
WM WY Energy Resources, LLC	Delaware
WMI Medical Services of Indiana, Inc.	Indiana
WMI Mexico Holdings, Inc.	Delaware
WMNA Container Recycling, L.L.C.	Delaware
WMRE of Kentucky, LLC	Delaware
WMRE of Michigan, LLC	Delaware
WMRE of Ohio, LLC	Delaware
WMRE of Ohio-American, LLC	Texas
WMSALSA, Inc.	Texas
WMST Illinois, L.L.C.	Illinois
WTI Air Pollution Control Inc.	Delaware
WTI Financial L.L.C.	Delaware
WTI International Holdings Inc.	Delaware
WTI Rust Holdings Inc.	Delaware
WTI UK LTD	United Kingdom